Quality endures. Third Quarter 2014 UMB Financial Exhibit 99.2

Cautionary Notice about Forward-Looking Statements

This presentation contains, and our other communications may contain, forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These statements can be identified by the fact that they do not relate strictly to historical or current facts. All forward-looking statements are subject to assumptions, risks, and uncertainties, which may change over time and many of which are beyond our control. You should not rely on any forward-looking statement as a prediction or guarantee about the future. Our actual future objectives, strategies, plans, prospects, performance, condition, or results may differ materially from those set forth in any forward-looking statement. Some of the factors that may cause actual results or other future events, circumstances, or aspirations to differ from those in forward-looking statements are described in our Annual Report on
Form 10-K for the year ended December 31, 2013, our subsequent Quarterly Reports on Form 10-Q or Current Reports on Form 8-K, or other applicable documents that are filed or furnished with the
Securities and Exchange Commission (SEC). Any forward-looking statement made by us or on our behalf speaks only as of the date that it was made. We do not undertake to update any forward-
looking statement to reflect the impact of events, circumstances, or results that arise after the date that the statement was made. You, however, should consult further disclosures (including disclosures of a forward-looking nature) that we may make in any subsequent Quarterly Report on Form 10-Q, Current
Report on Form 8-K, or other applicable document that is filed or furnished with the SEC.

Earnings Summary
$ in thousands, except per-share data; unaudited

3Q14 3Q13 2Q14 vs. 3Q13 vs. 2Q14
Net Interest Income 87,526 $      85,545 $      86,170 $      2.3          1.6
Noninterest Income 126,475       121,625       134,001       4.0          (5.6)
Total Revenue 214,001       207,170       220,171       3.3          (2.8)
Noninterest Expense 161,461       153,063       166,511       5.5          (3.0)
Operating Income 52,540         54,107        53,660        (2.9)         (2.1)
Provision for loan losses 4,500          6,500          5,000          (30.8)       (10.0)
Income before Taxes 48,040         47,607        48,660        0.9          (1.3)
Income Tax Expense 12,410         13,175        13,988        (5.8)         (11.3)
Net Income 35,630 $      34,432 $      34,672 $      3.5          2.8
Diluted EPS 0.78 $         0.83 $         0.76 $         (6.0) 2.6
Dividends per share 0.225          0.215          0.225          4.7 0.0
WASO 44,890,309 40,698,700 44,823,370 10.3 0.1
% variance

70.77%
73.64%
79.67%
73.32%
72.25%
2.61%
2.51%
2.39%
2.53% 2.53%
3Q'13 4Q'13 1Q'14 2Q'14 3Q'14
Efficiency Ratio Net Interest Margin
10.84%
9.08%
6.13%
8.77% 8.77%
0.92%
0.89%
0.58%
0.89%
0.90%
3Q'13 4Q'13 1Q'14 2Q'14 3Q'14
Return on Avg Equity Return on Avg Assets
Performance Metrics
ROAE/ROAA Efficiency Ratio/NIM

Select Balance Sheet Items

$ in thousands, average balances; unaudited
vs. 3Q'13 vs. 2Q'14
Avg. Balance Avg. Balance Avg. Balance
Assets
Loans, net of unearned interest 6,996,363 $   3.50       6,418,368 $   3.65       6,897,840 $   3.51       9.0 1.4
Total securities 6,992,618      1.92       6,985,343      1.99       6,940,448      1.97       0.1 0.8
Total earning assets 14,575,849    2.62       13,855,913    2.71       14,526,859    2.63       5.2 0.3
Allowance for loan losses (77,347)         (72,792)         (75,929)         6.3 1.9
Total assets 15,638,322 $ 14,923,769 $ 15,618,192 $ 4.8 0.1
Liabilities and Shareholders' Equity
Interest-bearing deposits 7,444,093 $   0.16       7,117,927 $   0.17       7,126,614 $   0.17       4.6 4.5
Total interest-bearing liabilities 8,797,486      0.15       8,886,697      0.16       8,725,371      0.17       (1.0) 0.8
Noninterest-bearing demand deposits 5,060,662      4,669,742      5,152,980      8.4 (1.8)
Shareholders' Equity 1,612,470      1,260,330      1,585,612      27.9 1.7
Total liabilities and shareholders' equity 15,638,322 $ 14,923,769 $ 15,618,192 $ 4.8 0.1
Net interest spread 2.47 2.55 2.46
Net interest margin 2.53 2.61 2.53
% variance
3Q'14 3Q'13 2Q'14
Avg Yield
/ Rate %
Avg Yield
/ Rate %
Avg Yield
/ Rate %

Consistent Loan Growth 5 Year CAGR 9.9% 6 Average Net Loans & Loan Yields $4.6 $4.8 $5.3 $6.4 $7.0 4.92% 3.50% 3.0% 3.5% 4.0% 4.5% 5.0% 5.5% 6.0% 6.5% 7.0% Average Net Loans Average Loan Yield

Credit Quality Metrics
Net Charge-Offs
$ thousands
Nonperforming Loans
$ thousands

$3,209
$4,187
$3,737
$3,713
$3,985
0.20%
0.26%
0.23%
0.22%
0.23%
3Q'13 4Q'13 1Q'14 2Q'14 3Q'14
Net Charge-offs NCOs/Avg Loans
$31,260
$30,706
$30,153
$27,175
$32,662
0.48%
0.47%
0.45%
0.39%
0.46%
3Q'13 4Q'13 1Q'14 2Q'14 3Q'14
Nonperforming Loans NPLs/Loans

Net Interest Income

+2.3%
Net Interest Income 3Q’14 vs. 3Q’13
• Increased loan balances
$79.1
$79.5
$79.1
$80.4
$80.4
$80.2
$79.5
$82.3
$85.5
$85.9
$85.4
$86.2
$87.5
2.98%
2.91%
2.75%
2.82%
2.80%
2.64%
2.51%
2.56%
2.61%
2.51%
2.39%
2.53% 2.53%
$65.0
$70.0
$75.0
$80.0
$85.0
$90.0
3Q'11 4Q'11 1Q'12 2Q'12 3Q'12 4Q'12 1Q'13 2Q'13 3Q'13 4Q'13 1Q'14 2Q'14 3Q'14
Net Interest Income NIM%

Millions
3Q'09
1Q'10
3Q'10
1Q'11
3Q'11
1Q'12
3Q'12
1Q'13
3Q'13
1Q'14
3Q'14

58.6%
17.1%
13.5%
3.0%
2.6%
2.5% 2.0%
0.7%
0.02%
Bankcard Fees
Noninterest Income Highlights
5 Year
CAGR
17.8%
Trust & Securities Processing Composition:
Equity Earnings/Alternatives
Trading & Investment Banking
Other
Deposit Service Charges
Trust & Securities Processing
Brokerage Fees
Gains on Sale of Securities
($ millions)
Insurance Fees

Source of income: 3Q'14 3Q'13
Institutional Investment Mgmt.
$33.7 $32.9
Asset Servicing
$22.6 $20.3
Bank (inst. & personal asset mgmt.
$17.7 $15.2
$74.1 $68.5
$32.6
$39.8
$51.9
$56.3
$68.5
$74.1
Trust & Securities Processing Revenue

$ millions
Coverage Ratio %
3Q'09
1Q'10
3Q'10
1Q'11
3Q'11
1Q'12
3Q'12
1Q'13
3Q'13
1Q'14
3Q'14

Non-Int
Expense
5yr
CAGR
7.0%
0%
20%
40%
60%
80%
100%
$40
$60
$80
$100
$120
$140
$160
$180
Salary/Benefit Expense Noninterest Income
Total Noninterest Expense Coverage Ratio*
Noninterest Expense
Noninterest expense increased 5.5% to $161.5 million vs. 3Q’13
• Salary and benefit expense increased $6.3 million or 7.5% compared to 3Q’13
• Expense for contingent consideration liabilities on acquisitions was $2.2 million in 3Q’14 compared to $1.1 million a year ago
Salary
5yr
CAGR
8.4%
Non-Int
Income
5yr
CAGR
9.5%
Managed FTE Costs; Growing Noninterest Income

* Noninterest Income/Noninterest Expense
Demonstrating Operating
Leverage

Average Balance, AFS:
$6.7 billion
Average Yield:
1.86%
Investment Mix
Securities Available for Sale,
At September 30, 2014
Agencies
High Quality Investment Portfolio

CDs & Corporates
Municipals
Mortgage-Backed Securities
Treasuries
AFS Portfolio Statistics
46.8%
29.1%
14.6%
2.0%
7.5%
Securities Gains $ in thousands
3Q13 1,140 $
4Q13 (10) $
1Q14 1,470 $
2Q14 2,569 $
3Q14 26 $
Roll off Purchased
($ millions) Yield ($ millions) Yield
4Q'13 $308 2.04% $355 0.64%
1Q'14 $528 1.53% $618 1.26%
2Q'14 $275 2.23% $560 1.35%
3Q'14 $244 1.98% $311 1.45%
Scheduled Cash Flow
4Q'14 $272 2.08%
Next 12 months
$1,071 1.98%
Duration/Life
(in months)
at 09/30/14 at 06/30/14
Avg. Life Total 45.15 46.93
Duration Total 40.20 42.55

Deposit Growth
Deposits & % of Free Funds
$ billions
3Q’14
Cost of Funds   0.15%
Including DDA   0.09%

$9.4
$13.0
$10.6
$12.8
38.5%
41.6%
43.2%
42.9%
$0.0
$2.0
$4.0
$6.0
$8.0
$10.0
$12.0
$14.0
Interest Bearing Non-Interest Bearing

14.26%
13.72%
Industry
Median

$1.01
$1.61
3Q'09
3Q'14

12.45
12.20
11.92
14.43
14.51
11.30 11.20
11.05
13.61
13.72
6.56
6.71 6.81
8.41
8.90
2010 2011 2012 2013 3Q14
Total Risk-Based Capital Tier 1 Capital Tier 1 Leverage
Strong Capital Position
Tier 1 Capital Ratio vs. Industry
3Q 2014

Average Equity
($ billions)
5 yr
CAGR
9.8%
Capital Ratio Trends
Industry Median as of 2Q14; Source: SNL Financial

Business Segment Updates

$8.3
$9.5
$10.4
$11.8
$12.5
32.7%
37.1%
40.4%
39.6%
40.5%
3Q'10 3Q'11 3Q'12 3Q'13 3Q'14
Interest Bearing Non-Interest Bearing
$4.6
$4.8
$5.3
$6.4
$7.0
3Q'10 3Q'11 3Q'12 3Q'13 3Q'14
Bank

Average Net Loans
$ in billions
5 yr
CAGR
9.9%
5 yr
CAGR
10.9%
Average Deposits
$ in billions
Net loans grew for the 18    consecutive
quarter, increasing by 9.2% year-over-
year to $7.1 billion
Private Wealth managed AUM increased
13.5% totaling $7.6 billion in 3Q’14
compared to 3Q’13
Private Banking average loans increased
26.7% to $386.7 million vs. 3Q’13
3    Quarter 2014 Highlights
rd
th
Bank Operating Results $ in 000s, unaudited
3 mos Ended
June 30, Y/Y LQ
2014 2013 2014
Net interest income 72,906 $   73,419 $   72,481 $      -0.7% 0.6%
Provision for loan losses 2,446 1,833 2,686 33.4% -8.9%
Noninterest income 48,385 48,945 56,006 -1.1% -13.6%
Noninterest expense 99,307 93,150 100,928 6.6% -1.6%
NI before taxes 19,538 27,381 24,873 -28.6% -21.4%
Income tax expense 5,081 6,922 7,211 -26.6% -29.5%
Net income 14,457 $   20,459 $   17,662 $      -29.3% -18.1%
pre-tax profit margin 16.1% 22.4% 19.4%
3 mos Ended % Change
September 30,

Bank - Lending

Diverse Loan Book
(Actual Loan Balances at September 30)
46.6%
53.8%
28.2%
25.4%
10.7%
$5.4B
$7.1B
8.9%
8.9%
$6.5B
6.1%
4.0%
4.5%
1.6%
$4.8B
1.3%
3Q'11 3Q'12 3Q'13 3Q'14
Commercial & Industrial* Commercial Real Estate Home Equity Credit Card Consumer Real Estate Consumer - Other
*includes C&I, real estate construction and leases

Bank - Deposits
Diverse Sources of Deposits
(Average Deposits for Three Months Ended September 30)

31.4%
32.5%
35.3%
25.1%
6.1%
7.8%
7.3%
6.9%
8.3%
6.3%
3.1%
6.5%
4.6%
3.4%
9.8%
4.8%
$9.5B
$10.4B
$11.8B
$12.5B
0.5%
0.3%
3Q'11 3Q'12 3Q'13 3Q'14
Commercial/Treasury Mgmt Consumer Banking Asset Servicing
Private Wealth Mgmt Institutional Asset Mgmt Healthcare Svcs
Small Business Banking Inst. Banking & Investor Services Other

Bank – Commercial Banking
High Growth Regions
3Q’14 vs. 3Q’13
Commercial Loans By Region
Loan Balances
$ in billions, Average C&I and CRE Loan Balances for Three Months Ended September 30
5 yr
CAGR
11.1%

48.0%
45.9%
44.1%
42.3% 42.2%
0%
50%
100%
3Q'10 3Q'11 3Q'12 3Q'13 3Q'14
KC CO STL Greater MO KS OK AZ NE TX
$3.57
$3.79
$4.23
$5.28
$5.75
3Q'10 3Q'11 3Q'12 3Q'13 3Q'14
• Texas +649.8%
• Arizona +37.4%
• Kansas +10.4%

Bank – Private Wealth Mgmt. & Consumer Banking

$473 $512 $564 $573 $629
$470
$524
$604
$652
$733
50.1%
49.4%
48.3%
46.8%
46.2%
3Q '10 3Q '11 3Q '12 3Q '13 3Q '14
Balances Unused Commitments Utilization
Home Equity Lines of Credit
$ in millions
$0.94B
$1.04B
$1.17B
$1.23B
$1.36B
$5,366
$6,390
$7,044
$7,376
$7,565 $7,562
$2,035
$2,219
$2,853
$3,195
$3,326
$3,515
$188
$226
$351
$364
$393
$394
2011 2012 2013 1Q'14 2Q'14 3Q'14
Private Wealth & Institutional Asset Mgmt Prairie Capital Management Brokerage Assets
Assets Under Management
$ in millions
$8.8B
$10.2B
$10.9B
$11.3B
$11.5B
$7.6B

$29.3
$31.2
$32.2
$32.4
$30.6
3Q'13 4Q'13 1Q'14 2Q'14 3Q'14
Institutional Investment Management

Total Scout Assets Under Management
$ in billions
AUM increased 4.5% to $30.6
billion compared to 3Q’13
Extended employment
agreements with key principals of
Reams and look forward to
continued growth with one of the
industry’s most respected fixed
income teams
3     Quarter 2014 Highlights
rd
Institutional Investment Management Operating Results $ in 000s, unaudited
3 mos Ended
June 30, Y/Y LQ
2014 2013 2014
Net Interest income - $            (11) $         (1) $             100.0% 100.0%
Noninterest income 33,919 33,842 33,999 0.2% -0.2%
Noninterest expense 20,910 21,054 22,111 -0.7% -5.4%
NI before taxes 13,009 12,777 11,887 1.8% 9.4%
Income tax expense 3,350 3,506 3,375 -4.4% -0.7%
Net income 9,659 $     9,271 $     8,512 $        4.2% 13.5%
pre-tax profit margin 38.4% 37.8% 35.0%
September 30,
% Change 3 mos Ended

3Q'14
($18.6)
($645.6)
($1,366.6)
$263.8
2Q'14
($1,287.0)
$455.4
$908.9
$153.4
1Q'14
($331.0)
$47.7
$1,030.6
$248.8
4Q'13
($120.4)
$829.9
$1,062.2
$86.8
3Q'13
$645.6
$1,053.4
$1,239.6
$56.2
-$2,200
-$1,300
-$400
$500
$1,400
$2,300
$3,200
Equity Flows
Equity Market Impact
Fixed Income Flows
Fixed Income Market Impact

AUM Drivers
$ in millions
$230.7
$996.1
Total Change
($millions)
$32,394.3
$32,163.5
Total AUM
($millions)
Institutional Investment Management

$2,994.8 $29,308.9
$1,858.5 $31,167.4
($1,767.0) $30,627.3

Billions
$0.1
$10.2
$0.8
$0.6
$8.1
$0.6
$10.3
$0.6
$8.2
$0.8
$11.4
$0.9
$10.4
$2.8
$12.6
$3.2
$12.6
$3.1
$14.8
$3.0
$9.7
2010
2011
2012
2013
3Q'14

Total AUM
$30.6B $19.9B $19.7B
Institutional Investment Management

$23.5B $31.2B
Equity Mutual Funds Equity Institutional & Other Money Market Fixed Income Institutional & Other Fixed Income Mutual Funds

35.9%
25.2%
18.1%
11.1%
5.1%
4.6%
AUM by Strategy – As of 3Q’14
Equity Strategies
International
Mid Cap
International ADR
Emerging Markets
Global
Small Cap
Other:

Fixed Income Strategies
Core Plus
Low Duration
Long Duration
Core
Intermediate
Unconstrained
Unconstrained UCITS
Real Return
Equity Fixed Income
59%
41%
60.6%
33.9%
3.2%
2.0%
0.3%
Other:
Large Cap
Equity Opportunity
Global Aggregate

$1.06
$1.08
$1.31
$1.36
$1.29
$1.26
$1.58
$1.48
$1.37 $1.38
$1.79
$1.72
$1.64
$1.63
$2.10
$2.18
$2.11
$14.3
$16.3
$15.4
$16.4
$18.6
Purchase Volume ($ billions) Interchange ($ millions)
Payment Solutions
Total Card Purchase Volume & Interchange Revenue

Durbin
effective
Credit and debit card purchase
volume increased 28.5% vs.
3Q’13 to $2.11 billion
HSA deposits and assets grew by
nearly 40% vs. 3Q’13 to $892.6
million
Healthcare payer-to-provider
purchase volume surpassed $1
billion YTD during the 3    quarter
3    Quarter 2014 Highlights
rd
rd
Payment Solutions Operating Results $ in 000s, unaudited
3 mos Ended
June 30, Y/Y LQ
2014 2013 2014
Net interest income 13,442 $   11,587 $   12,390 $     16.0% 8.5%
Provision for loan losses 2,054 4,667 2,314 -56.0% -11.2%
Noninterest income 21,579 18,409 21,219 17.2% 1.7%
Noninterest expense 22,056 21,658 24,603 1.8% -10.4%
NI before taxes 10,911 3,671 6,692 197.2% 63.0%
Income tax expense 2,795 1,283 1,910 117.8% 46.3%
Net income 8,116 $     2,388 $     4,782 $       239.9% 69.7%
pre-tax profit margin 31.2% 12.2% 19.9%
% Change
September 30,
3 mos Ended

Payment Solutions

Healthcare Purchase Volume Trends
$millions
* Interchange revenue from Healthcare cards divided by purchase volume on Healthcare cards
6.8% 8.9%
16.9%
23.4%
22.7%
32.5%
37.7%
$261.5
$252.3
$512.2
$461.2
$393.8
$350.0
$682.2
$536.4
$448.0
$421.4
$881.3
$748.6
$680.2
$649.1
$1,150.0
$1,152.1
$1,082.9
0.44%
0.38%
0.39%
0.34%
0.31%
0.20%
0.25%
0.30%
0.35%
0.40%
0.45%
Payer-to-Provider Volume Other Healthcare Volume Effective Interchange Rate *

$84.2
$125.1
$169.8
$255.2
$298.5
$399.6
$595.0
$824.8
$16.7
$15.4
$20.9
$24.7
$24.9
$30.9
$47.4
$67.8
2005 2006 2007 2008 2009 2010 2011 2012 2013 3Q '14
HSA Deposits HSA Assets
Payment Solutions

Healthcare Deposits and Assets
$millions
$36.6M
$65.8M
$100.8M
$140.5M
$190.7M
$279.9M
$323.3M
$430.5M
$642.4M
$892.6M
Healthcare
provided
6.5% of Total
Avg. Deposits
in 3Q’14

Asset Servicing

Assets Under Administration
$billions
Investment Managers Series Trust
assets increased 6.6% in 3Q’14 and
>50% YTD
46 new fund accounting & administration
clients have been added during the past
12 months, increasing AUA in that
business by 22.6%
3     Quarter 2014 Highlights
rd
Asset Servicing Operating Results $ in 000s, unaudited
3 mos Ended
June 30, Y/Y LQ
2014 2013 2014
Net interest income 1,178 $     550 $        1,300 $       114.2% -9.4%
Noninterest income 22,592 20,429 22,777 10.6% -0.8%
Noninterest expense 19,188 17,201 18,869 11.6% 1.7%
NI before taxes 4,582 3,778 5,208 21.3% -12.0%
Income tax expense 1,184 1,464 1,492 -19.1% -20.6%
Net income 3,398 $     2,314 $     3,716 $       46.8% -8.6%
pre-tax profit margin 19.3% 18.0% 21.6%
% Change
September 30,
3 mos Ended

Asset Servicing
Fund Accounting & Administration Alternative Asset Servicing
Custody Transfer Agency

$35.9
$44.1
$48.4
$52.1
$58.2
$63.0
$66.8
$71.4 $71.4

2011 2012 1Q'13 2Q'13 3Q'13 4Q'13 1Q'14 2Q'14 3Q'14
Assets Under Administration # of Funds Serviced
$24.7
$26.3
$27.9
$28.3
$29.3
$27.9
$27.1
$31.3
$31.0
467
532
543
549
551
514 512
592
583
2011 2012 1Q'13 2Q'13 3Q'13 4Q'13 1Q'14 2Q'14 3Q'14
Assets Under Administration # of Funds Serviced
802.4
946.8
1,058.7
1,213.8 1,208.0
1,280.1
1,122.6
1,195.8
1,037.0

303 301

2011 2012 1Q'13 2Q'13 3Q'13 4Q'13 1Q'14 2Q'14 3Q'14
# of Shareholders # of Funds Serviced
$115.6
$54.9
$58.5
$56.2
$62.9
$68.0
$65.6
$70.5
$61.8
499
443
432

416

2011 2012 1Q'13 2Q'13 3Q'13 4Q'13 1Q'14 2Q'14 3Q'14
Assets Under Administration # of Custody Accounts

Building a company for the next 100 years. UMB Financial Third Quarter 2014